                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) FEBRUARY 24, 1997
                                                 -----------------


                                  P-COM, INC.
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


     DELAWARE                         0-25356             77-02893711
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(State or other jurisdiction      (Commission            (IRS Employer
 of incorporation)                 File Number)        Identification No.)


   3175 S. WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA        95008
 ------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code    (408) 866-3666
                                                      -------------------------


                                 NOT APPLICABLE
 ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2    ACQUISITION OR DISPOSITION OF ASSETS
------    ------------------------------------

     (a) On February 24, 1997, P-COM, Inc., a Delaware corporation ("P-COM"), purchased all of the outstanding equity interests of Technosystem S.p.A., an Italian corporation ("Technosystem"), pursuant to a Securities Purchase Agreement, filed as Exhibit 7(c)1. to this Report, by and among P-COM and all securityholders of Technosystem (the "Securities Purchase").

         The assets acquired in the Securities Purchase include inventory, raw materials, work in progress, technology, goodwill and related property. Technosystem's primary facilities are located in Rome, Italy with additional operations in Poland. The cash consideration for the Securities Purchase was Three Million Three Hundred Thousand Dollars ($3,300,000). The acquisition will accounted for using the purchase method of accounting with goodwill amortization over five years and it is not currently anticipated that this accounting treatment will have a material adverse effect on the financial results of P-COM for the year ended December 31, 1997. P-COM also assumed liabilities of Technosystem pursuant to the Securities Purchase totaling approximately Twelve Million Dollars ($12,000,000), of which amount approximately Five Million Dollars ($5,000,000) has been repaid. The cash consideration used for the acquisition was part of the net proceeds received by P-COM from the public offering of shares of P-COM Common Stock consummated in May 1996 and cash generated by operations. The basis for determining the amount of consideration paid by P-COM in the Securities Purchase was negotiation between unrelated parties.

     (b) Prior to the Securities Purchase, Technosystem was in the business of designing, manufacturing, and marketing equipment for transmitters and transponders for television and radio broadcasting. P-COM intends to continue these operations at Technosystem's facilities in Rome, Italy.

Item 7   FINANCIAL STATEMENTS AND EXHIBITS
------   ---------------------------------

    (a)  Financial Statements of Business Acquired.  Not applicable.
         -----------------------------------------

    (b)  Pro Forma Financial Information.  Not applicable.
         -------------------------------

    (c)  Exhibit.  The following document is filed as an exhibit to this report:
         -------

               1. Exhibit 7(c)(2) - Securities Purchase Agreement by and among
                  P-COM and the securityholders of Technosystem (excluding all exhibits, which are immaterial, and all schedules; such exhibits and schedules will be furnished supplementally upon request by the Securities and Exchange Commission).

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              P-COM, INC.
                              -----------
                              (Registrant)

Date:  March 10, 1997                    By:    /s/ Michael J, Sophie
                                               -----------------------------

                              Name:  Michael J. Sophie

                              Title:     Chief Financial Officer

                                 SCHEDULE A

                                SECURITYHOLDERS
                                ---------------

                        (WILL BE FURNISHED UPON REQUEST)

                                SCHEDULE 1.2(a)

                               CASH CONSIDERATION
                               ------------------

                        (WILL BE FURNISHED UPON REQUEST)

                                SCHEDULE 1.2(b)

                      TECHNOSYSTEM STOCKHOLDER OBJECTIVES
                              (for Mr. Biscarini)

                        (WILL BE FURNISHED UPON REQUEST)
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                                  SCHEDULE 2.1

                         REPRESENTATIONS AND WARRANTIES

                        (WILL BE FURNISHED UPON REQUEST)

                     SCHEDULE 2.1(a) AND SCHEDULE 2.1(a)(1)

                                 PARTICIPATION
                        COMPANY'S BUSINESS OUTSIDE ITALY

                        (WILL BE FURNISHED UPON REQUEST)
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                              SCHEDULE 2.1(b)(ii)

                      CAPITAL STRUCTURE-PRE-EMPTIVE RIGHTS

                        (WILL BE FURNISHED UPON REQUEST)
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                              SCHEDULE 2.1(b)(iii)

                    LIST OF SHARES OWNED BY SECURITYHOLDERS

                        (WILL BE FURNISHED UPON REQUEST)

                                SCHEDULE 2.1(f)

                             FINANCIAL INFORMATION

                        (WILL BE FURNISHED UPON REQUEST)

                              SCHEDULE 2.1(g)(ix)

                     ABSENCE OF CERTAIN CHANGES AND EVENTS

                        (WILL BE FURNISHED UPON REQUEST)

                                SCHEDULE 2.1(j)

                                   INVENTORY

                        (WILL BE FURNISHED UPON REQUEST)

                                SCHEDULE 2.1(k)

                                     TAXES

                        (WILL BE FURNISHED UPON REQUEST)

                                SCHEDULE 2.1(l)

                              COMPLIANCE WITH LAW
                    AUTHORIZATIONS, LICENSES, PERMITS, ETC.

                        (WILL BE FURNISHED UPON REQUEST)

                                SCHEDULE 2.1(m)
                                SCHEDULE 2.1(o)

                          INTELLECTUAL PROPERTY RIGHTS

                        (WILL BE FURNISHED UPON REQUEST)

                              SCHEDULE 2.1(m)(ii)

                      LICENSES AND SUB-LICENSE AGREEMENTS

                        (WILL BE FURNISHED UPON REQUEST)

                                SCHEDULE 2.1(n)

                           SERVICE PROVIDER AGREEMENT

                        (WILL BE FURNISHED UPON REQUEST)

                                SCHEDULE 2.1(p)

                         LIST OF OUTSTANDING CONTRACTS

                        (WILL BE FURNISHED UPON REQUEST)

                                SCHEDULE 2.1(q)

                               LEASES OF PROPERTY

                        (WILL BE FURNISHED UPON REQUEST)

                                SCHEDULE 2.1(s)

                                  LITIGATIONS

                        (WILL BE FURNISHED UPON REQUEST)

                                SCHEDULE 2.1(t)A

              SPECIAL TERMINATION PAY, PENSION OR BENEFICIAL PLAN

                        (WILL BE FURNISHED UPON REQUEST)

                                SCHEDULE 2.1(t)B

                            SPECIAL LABOUR CONTRACTS

                        (WILL BE FURNISHED UPON REQUEST)

                                SCHEDULE 2.1(w)

                           RELATED PARTY TRANSACTIONS

                        (WILL BE FURNISHED UPON REQUEST)

                                SCHEDULE 2.1(ab)

                  CUSTOMERS WITH MORE THAN 5% OF THE NET SALES
                  FOR TWELVE MONTH PERIOD ENDED DECEMBER 1996

                        (WILL BE FURNISHED UPON REQUEST)

                                SCHEDULE 2.1(ac)

                  LIST OF THE VALUES OF ALL GOODS AND SERVICES
                 SUPPLIED TO THE COMPANY AT SEPTEMBER 3OTH 1996

                        (WILL BE FURNISHED UPON REQUEST)

                                SCHEDULE 2.1(ah)

                           LIST OF INSURANCE POLICIES

                        (WILL BE FURNISHED UPON REQUEST)

                                SCHEDULE 2.1(aj)

                               BACKLOG OF ORDERS

                        (WILL BE FURNISHED UPON REQUEST)

                                SCHEDULE 2.1(ak)

                   ACCOUNTS RECEIVABLE AT SEPTEMBER 30TH 1996

                        (WILL BE FURNISHED UPON REQUEST)

                                SCHEDULE 2.1(al)

                         LIST OF SUBSIDIARIES/COUNTRIES

                        (WILL BE FURNISHED UPON REQUEST)

                              SCHEDULE 2.1(am) AND
                                 SCHEDULE 4.16

                          EXPORTS TO CERTAIN COUNTRIES

                          (WILL FURNISH UPON REQUEST)

                                  EXHIBIT 4.7

                  LETTER FROM A. BISCARINI TO SECURITYHOLDERS

                        (WILL BE FURNISHED UPON REQUEST)

                                 SCHEDULE 4.14

                       GUARANTEES PROVIDED BY ELETTRONICA
                            AND INTERCOMPANY ACCOUNT

                        (WILL BE FURNISHED UPON REQUEST)

                                 EXHIBIT INDEX


     Exhibit
     -------

     7(C)(2) Securities Purchase Agreement, dated February 5, 1997, by and among P-COM, Inc. and all securityholders of Technosystem S.p.A.